UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2021

AMALGAMATED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Seventh Avenue, New York, New York 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 895-8988

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2021, Andrew LaBenne, the Senior Executive Vice President and Chief Financial Officer of Amalgamated Financial Corp. (the “Company”) and its wholly-owned subsidiary, Amalgamated Bank (the “Bank”), notified the Boards of Directors of the Company and the Bank (collectively, the “Boards”) that he will resign from the Company and the Bank, effective April 23, 2021. Mr. LaBenne’s departure is not due to any disagreement with the Company or the Bank regarding their respective operations, policies or practices. References in this Current Report on Form 8-K to “we,” “us,” and “our” refer to the Company and the Bank. However, if the discussion relates to a period before the effective date of our holding company reorganization on March 1, 2021, the terms refer only to the Bank.

On March 18, 2021, the Boards appointed Jason Darby, age 48, to serve as our Interim Chief Financial Officer, effective April 24, 2021. Mr. Darby has served as our Executive Vice President and Chief Accounting Officer since February 2018, and previously served as our Senior Vice President and Controller from July 2015 until February 2018. Mr. Darby has no family relationships with any of our executive officers or directors, and there have been no related party transactions between Mr. Darby and the Company that are reportable under Item 404(a) of Regulation S-K. In connection with his appointment as Interim Chief Financial Officer, we did not enter into any new, and did not amend any existing, compensatory arrangements, nor did we make any additional grants or awards to Mr. Darby.

We will make a subsequent announcement regarding Mr. LaBenne’s permanent successor.

Item 7.01 Regulation FD Disclosure.

On March 22, 2021, the Company issued a press release announcing Mr. LaBenne’s decision, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index below.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Amalgamated Financial Corp. dated March 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

By:	/s/ Jason Darby
Name:	Jason Darby
Title:	Chief Accounting Officer

Date: March 22, 2021